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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                                  T REIT, Inc.
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             (Exact name of registrant as specified in its charter)

                 Virginia                              52-2140299
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)
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   1551 N. Tustin Avenue, Suite 650, Santa Ana, California 92705
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 (Address of principal executive office)                      (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class                         Name of each exchange on which
  to be so registered                         each class is to be registered


____________________________________        ____________________________________

____________________________________        ____________________________________

____________________________________        ____________________________________


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this Form relates:
333-77229 (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value, per share
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                                (Title of class)

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                                (Title of class)

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Item 1.    Description of Registrant's Securities to be Registered.

         The Registrant's Common Stock registered on this Form 8-A is described under the heading "DESCRIPTION OF CAPITAL STOCK" in the Prospectus of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form S-11 filed pursuant to the Securities Act of 1933 with the Securities and Exchange Commission on April 30, 2002 (File No. 333-77229). Such description is incorporated herein by reference.

Item 2.   Exhibits.

         The following exhibits are filed as part of this Registration
Statement:

         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------

          3.1 Articles of Incorporation of the Registrant (included as Exhibit 3.1 to the Registrant's Registration Statement on Form S-11 filed on April 28, 1999 (File No. 333-77229) and incorporated herein by this reference).

          3.2 Amended and Restated Articles of Incorporation of the Registrant (included as Exhibit 3.2 to Amendment
                           No. 3 to the Registrant's Registration Statement on Form S-11 filed on November 22, 1999 (File No. 333-77229) and incorporated herein by this reference).

          3.3 By-Laws of the Registrant (included as Exhibit 3.3 to the Registrant's Registration Statement on Form S-11 filed on April 28, 1999 (File No. 333-77229) and incorporated herein by this reference).

          3.4              Amended By-Laws of the Registrant (included as
                           Exhibit 3.4 to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form S-11 filed on July 17, 2000 (File No. 333-77229) and incorporated herein by this reference).

          4.1 Form of Share Certificate (included as Exhibit 4.1 to Amendment No. 4 to the Registrant's Registration Statement on Form S-11 filed on February 3, 2000 (File No. 333-77229) and incorporated herein by this reference).


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Pursuant to the requirements of Section 12 of the Securities Act of 1934, the
registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              (Registrant)  T REIT, Inc., a Virginia corporation
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                              Date  April 30, 2002
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                              By     /s/ Anthony W. Thompson
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                                  Anthony W. Thompson, President and
                                  Chief Executive Officer